                                  NEWS RELEASE

                                          (FIRSTCITY FINANCIAL CORPORATION LOGO)
contact: Suzy W. Taylor
         (866) 652-1810

            FIRSTCITY FINANCIAL ANNOUNCES FIRST QUARTER 2003 RESULTS

                  WACO, TEXAS MAY 15, 2003... FirstCity Financial Corporation (Nasdaq FCFC) today announced a loss from continuing operations for the quarter ended March 31, 2003 of $19,000. The net loss to common shareholders was $85,000, or $ .01 per share on a diluted basis, after subtracting $66,000 in accrued and unpaid dividends on the Company's preferred stock.

Components of the results for the three months ended March 31, 2003 and 2002, respectively, are detailed below:

($ Thousands)                                      THREE MONTHS ENDED
                                                        MARCH 31,
                                               --------------------------
                                                  2003            2002
                                               ----------      ----------
Portfolio Asset Acquisition and Resolution     $    1,777      $    2,331
Consumer                                              576          (1,081)
Corporate interest                                 (1,172)           (822)
Corporate overhead                                 (1,200)         (1,262)
                                               ----------      ----------
Loss from continuing operations                       (19)           (834)

Accrued preferred dividends                           (66)           (642)
Loss from discontinued operations                      --            (500)
                                               ----------      ----------
Net loss to common shareholders                $      (85)     $   (1,976)
                                               ==========      ==========

PORTFOLIO ASSET ACQUISITION

The $1.8 million profit contribution from Portfolio Asset Acquisition and Resolution was impacted by $1.5 million in foreign currency losses due to the devaluation of the Mexican peso experienced in the quarter and $.2 million in currency gains related to the appreciation of the Euro. Since the end of the quarter the Mexican peso has strengthened and has resulted in currency gains which will be reflected in the second quarter if the trend continues. The Company continues to monitor the foreign currency exposure on a daily basis and evaluate the necessity of hedging these investments through analysis of currency forecasts, the cost to hedge those investments and the available liquidity required to do so.

The Company continues to see many opportunities to invest in the U.S., Europe and Latin America. Although there were no acquisition closings during the first quarter the Company is currently performing due diligence on pools with an unpaid principal balance in excess of $800 million. Of the total currently being pursued $600 million is in the U.S. It is anticipated that the initial investments in Latin American countries other than Mexico will be small negotiated transactions which will allow the Company to enter those markets in a deliberate and disciplined manner.

Operating contribution for the quarter was $1.8 million, comprised of $6.8 million in revenues, net of $5.0 million of expenses. The business generated 64% of the revenues from domestic investments, 21% from investments in Mexico and 15% from investments in France. The major components of revenue for the quarter include servicing fees of $3.5 million, equity earnings in Acquisition Partnerships and servicing entities of $1.2 million and interest income of $1.1 million.

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
                                       (2)


CONSUMER

FirstCity owns a 31% Interest in Drive Financial Services L.P., a subprime auto lending company. Drive originated $126 million of receivables during the quarter. Defaults and losses have risen to 21.03% and 10.83%, respectively, at the end of the quarter compared to 17.49% and 8.19%, respectively, for the same period last year. These increases are primarily a result of a continued weakness in the economy and the resulting impact on used car prices. Delinquencies have decreased to 4.66% from 4.87% for the corresponding quarters.

Drive continues on a strategy to grow the balance sheet and record interest income from loans and interest expense on the related debt as incurred to build an earnings stream over time. The trend is detailed in the table below:

                                                 INCOME (LOSS)
                                                    BEFORE           PROVISIONS ON
                       LOAN         TOTAL        PROVISIONS ON          RESIDUAL        NET INCOME      FIRSTCITY'S
  $ Thousands        INVENTORY      ASSETS      RESIDUAL ASSETS          ASSETS           (LOSS)         31% SHARE
  -----------        ---------     --------     ---------------      -------------      ----------      -----------
1st Quarter 2003     $ 443,000     $551,412     $         3,707      $      (1,217)     $    2,490      $       689
     Prior year:
4th Quarter 2002       368,379      472,553               3,207             (3,303)            (96)             (29)
3rd Quarter 2002       310,540      416,295               1,025               (112)            913              282
2nd Quarter 2002       238,096      341,882               1,281                 --           1,281              398
1st Quarter 2002       159,052      254,647              (3,470)                --          (3,470)          (1,076)

As the table shows, the trend of income (loss) before provisions for residual assets reflects the positive effects of growing the balance sheet.

DISCONTINUED OPERATIONS

The anticipated net realizable value of the Company's investment in discontinued operations remained constant at $7.9 million as of March 31, 2003. The valuation is net of reserves of $.8 million.

CONFERENCE CALL

FirstCity will host a conference call to discuss the quarterly results today, Thursday, May 15, 2003 at 9:00 a.m., CST. James T. Sartain, FirstCity's President and Chief Executive Officer will lead the call. To participate, dial 1-800-493-3979 and specify conference I.D. number 3582788. Please dial in five minutes prior to the call. If you are unable to listen to the live conference call, a replay will be available by dialing 1-888-211-2648. The pass code for the replay is 3582788. The replay will be available until Wednesday May 28, 2003.

FORWARD LOOKING STATEMENTS

Certain statements in this press release, which are not historical in fact, including, but not limited to, statements relating to future performance, may be deemed to be forward-looking statements under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, performance or achievements, and may contain the words "expect", "intend", "plan", "estimate", "believe", "will be", "will continue", "will likely result", and similar expressions. Such statements inherently are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those projected. There are many important factors that could cause FirstCity's actual results to differ materially from those indicated in the forward-looking statements.

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                                       (3)


These factors include, but are not limited to, the performance of FirstCity's subsidiaries and affiliates, availability of portfolio assets, assumptions underlying portfolio asset performance, risks associated with foreign operations, currency exchange rate fluctuations, interest rate risk; the degree to which FirstCity is leveraged, FirstCity's continued need for financing, availability of FirstCity's credit facilities, the impact of certain covenants in loan agreements of FirstCity and its subsidiaries, risks of declining value of loans, collateral or assets, the ability of FirstCity to utilize net operating loss carryforwards, uncertainties of any litigation arising from discontinued operations, general economic conditions, foreign social and economic conditions, changes (legislative and otherwise) in the asset securitization industry; fluctuation in residential and commercial real estate values, capital markets conditions, including the markets for asset-backed securities; factors more fully discussed and identified under Item 7, "Management's Discussion and Analysis of Financial Condition and Results of Operations," risk factors and other risks identified in FirstCity's Annual Report on Form 10-K, filed with the SEC on April 15, 2003, as well as in FirstCity's other filings with the SEC.

Many of these factors are beyond FirstCity's control. In addition, it should be noted that past financial and operational performance of FirstCity is not necessarily indicative of future financial and operational performance. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements.

The forward-looking statements in this release speak only as of the date of this release. FirstCity expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in FirstCity's expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.

FirstCity is a diversified financial services company with operations dedicated to portfolio asset acquisition and resolution and consumer lending with offices in the U.S. and with affiliate organizations in France and Mexico. Its common
(FCFC) and preferred (FCFCO) stocks are listed on the Nasdaq National Market System.

                                 (Tables follow)

                         FIRSTCITY FINANCIAL CORPORATION
                              SUMMARY OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                            THREE MONTHS ENDED
                                                                                 MARCH 31,
                                                                        --------------------------
                                                                           2003            2002
                                                                        ----------      ----------
Revenues:
      Servicing fees from affiliates                                    $    3,507      $    2,222
      Gain on resolution of Portfolio Assets                                   695             244
      Equity in earnings of investments                                      2,091           1,475
      Interest income from affiliates                                          915           1,020
      Interest income - other                                                  188             285
      Other income                                                             362             240
                                                                        ----------      ----------
           Total revenues                                                    7,758           5,486
Expenses:
      Interest and fees on notes payable to affiliates                       1,891           1,405
      Interest and fees on notes payable - other                                62             143
      Salaries and benefits                                                  3,496           2,735
      Provision for loan and impairment losses                                  34              99
      Occupancy, data processing, communication and other                    1,994           1,910
                                                                        ----------      ----------
           Total expenses                                                    7,477           6,292
Earnings from continuing operations before income
      taxes and minority interest                                              281            (806)
Provision for income taxes                                                    (121)            (13)
                                                                        ----------      ----------
Earnings (loss) from continuing operations before minority interest            160            (819)
Minority interest                                                             (179)            (15)
                                                                        ----------      ----------
Loss from continuing operations                                                (19)           (834)
Loss from discontinued operations                                               --            (500)
                                                                        ----------      ----------
Net loss                                                                       (19)         (1,334)
Accumulated preferred dividends in arrears                                     (66)           (642)
                                                                        ----------      ----------
Net loss to common shareholders                                         $      (85)     $   (1,976)
                                                                        ==========      ==========

Basic and diluted loss per common share are as follows:
        Loss from continuing operations                                 $    (0.01)     $    (0.18)
        Discontinued operations                                                 --           (0.06)
        Net loss per common share                                       $    (0.01)     $    (0.24)
        Wtd. avg. common shares outstanding                                 11,202           8,376


                      SELECTED UNAUDITED BALANCE SHEET DATA

                                                  MARCH 31,      DECEMBER 31,
                                                    2003             2002
                                                ------------     ------------
Cash                                            $      2,869     $      4,118
Portfolio acquisition and resolution assets           72,007           77,744
Consumer assets                                        9,793            9,127
Deferred tax asset                                    20,101           20,101
Net assets of discontinued operations                  7,948            7,764
Total assets                                         120,123          126,456
Notes payable to affiliates                           89,621           95,560
Notes payable other                                      504            1,113
Preferred stock                                        3,647            3,705
Total common shareholders' equity                     18,702           18,752

                         FIRSTCITY FINANCIAL CORPORATION
                            SUPPLEMENTAL INFORMATION
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)

                                                             THREE MONTHS ENDED
                                                                  MARCH 31,
                                                          -------------------------
                                                             2003           2002
                                                          ----------     ----------
SUMMARY OPERATING STATEMENT DATA FOR EACH BUSINESS
      Portfolio Asset Acquisition and Resolution:
        Revenues                                          $    6,836     $    6,791
        Expenses                                               5,025          4,361
                                                          ----------     ----------
        Operating contribution before provision for
           loan and impairment losses                          1,811          2,430
        Provision for loan and impairment losses                  34             99
                                                          ----------     ----------
        Operating contribution, net of direct taxes       $    1,777     $    2,331
                                                          ==========     ==========
      Consumer Lending:
        Revenues, net of equity in loss of investment     $      861     $   (1,345)
        Expenses, net of minority interest                       285           (264)
        Cumulative effect of accounting change                    --             --
                                                          ----------     ----------
        Operating contribution, net of direct taxes       $      576     $   (1,081)
                                                          ==========     ==========

PORTFOLIO ASSET ACQUISITION AND RESOLUTION:
    OVERVIEW
    AGGREGATE PURCHASE PRICE OF PORTFOLIOS ACQUIRED:
      Acquisition partnerships
        Domestic                                          $       --     $   12,770
        Mexico                                                    --         11,709
                                                          ----------     ----------
           Total                                          $       --     $   24,479
                                                          ==========     ==========

                                       PURCHASE      FIRSTCITY'S
                                        PRICE        INVESTMENT
                                      ----------     -----------
HISTORICAL ACQUISITIONS - ANNUAL:
    2003                              $       --     $       --
    2002                                 171,769         16,717
    2001                                 224,927         24,319
    2000                                 394,927         22,140
    1999                                 210,799         11,203
    1998                                 139,691         28,478

                                                            MARCH 31,      MARCH 31,
                                                              2003           2002
                                                           ----------     ----------
PORTFOLIO ACQUISITION AND RESOLUTION ASSETS BY REGION:
    Domestic                                               $   41,339     $   51,562
    Mexico                                                     15,407         21,039
    France and Italy                                           15,261         10,894
                                                           ----------     ----------
       Total                                               $   72,007     $   83,495
                                                           ==========     ==========

REVENUES BY REGION:
    Domestic                                               $    4,407     $    3,446
    Mexico                                                      1,425          2,436
    France and Italy                                            1,004            908
    Other foreign                                                  --              1
                                                           ----------     ----------
       Total                                               $    6,836     $    6,791
                                                           ==========     ==========

REVENUES BY SOURCE:
    Equity earnings                                        $    1,230     $    2,820
    Servicing fees                                              3,507          2,222
    Interest income - loans                                     1,096          1,277
    Gain on sale of interest in equity investment                  --             --
    Gain on resolution of Portfolio Assets                        695            244
    Other                                                         308            228
                                                           ----------     ----------
       Total                                               $    6,836     $    6,791
                                                           ==========     ==========

                         FIRSTCITY FINANCIAL CORPORATION
                            SUPPLEMENTAL INFORMATION
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)

                                                                           THREE MONTHS ENDED
                                                                                MARCH 31,
                                                                    -------------------------------
                                                                        2003               2002
                                                                    ------------       ------------
ANALYSIS OF EQUITY INVESTMENTS IN ACQUISITION PARTNERSHIPS:
FIRSTCITY'S AVERAGE INVESTMENT IN ACQUISITION PARTNERSHIPS
      Domestic                                                      $     32,977       $     33,357
      Mexico                                                               1,042              1,409
      France                                                              11,264              8,780
      France-Servicing subsidiaries                                        3,414              2,169
                                                                    ------------       ------------
        Total                                                       $     48,697       $     45,715
                                                                    ============       ============

FIRSTCITY SHARE OF EQUITY EARNINGS (LOSS):
      Domestic                                                      $      2,347       $      1,959
      Mexico                                                              (2,060)               (17)
      France                                                                 727                460
      France-Servicing subsidiaries                                          216                418
                                                                    ------------       ------------
        Total                                                       $      1,230       $      2,820
                                                                    ============       ============

SELECTED OTHER DATA:
AVERAGE INVESTMENT IN WHOLLY OWNED PORTFOLIO ASSETS
    AND LOANS RECEIVABLE:
      Domestic                                                      $      9,558       $     14,656
      Mexico                                                              15,354             19,406
                                                                    ------------       ------------
        Total                                                       $     24,912       $     34,062
                                                                    ============       ============

INCOME FROM WHOLLY OWNED PORTFOLIO ASSETS AND LOANS RECEIVABLE:
      Domestic                                                      $        913       $        535
      Mexico                                                                 878                986
                                                                    ------------       ------------
        Total                                                       $      1,791       $      1,521
                                                                    ============       ============

SERVICING FEE REVENUES:
      Domestic partnerships:
        $ Collected                                                 $     24,051       $     31,824
        Servicing fee revenue                                              1,041                817
        Average servicing fee %                                              4.3%               2.6%
      Mexico partnerships:
        $ Collected                                                 $     16,512       $     19,194
        Servicing fee revenue                                              2,395              1,353
        Average servicing fee %                                             14.5%               7.0%
      Incentive service fees                                        $         71       $         52
      Total Service Fees:
        $ Collected                                                 $     40,563       $     51,018
        Servicing fee revenue                                              3,507              2,222
        Average servicing fee %                                              8.6%               4.4%

SERVICING PORTFOLIO (FACE VALUE)
      Domestic                                                      $    399,403       $    502,295
      Mexico                                                           1,141,495          1,570,032
      France and Italy                                                   730,710            450,424
                                                                    ------------       ------------
        Total                                                       $  2,271,608       $  2,522,751
                                                                    ============       ============

NUMBER OF PERSONNEL AT PERIOD END:
      Production                                                              25                 23
      Servicing
        Domestic                                                              59                 53
        Mexico                                                               135                 75
                                                                    ------------       ------------
      Total personnel                                                        219                151
                                                                    ============       ============

                         FIRSTCITY FINANCIAL CORPORATION
                            SUPPLEMENTAL INFORMATION
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)

                                                                  THREE MONTHS ENDED
                                                                       MARCH 31,
                                                            -------------------------------
                                                                2003               2002
                                                            ------------       ------------
Consumer Lending: (1)

    Retail installment contracts acquired                   $    126,118       $    113,401
    Origination characteristics:
        Face value to wholesale value                              98.86%            101.27%
        Weighted average coupon                                    20.91%             20.97%
        Purchase discount (% of face value)                        17.08%             15.75%

    Servicing portfolio (face value in $)                        723,456            599,814
    Defaults (% of original balance at time of default)            21.03%             17.49%
    Net loss on defaults after recovery                            10.83%              8.19%
    Delinquencies (% of total serviced portfolio)                   4.66%              4.87%
    Equity in earnings (loss) of Drive                      $        861       $     (1,345)
    Cumulative effect of accounting change                            --                 --
    Minority interest                                               (172)               269
                                                            ------------       ------------
      Net equity in earnings (loss) of Drive                $        689       $     (1,076)
                                                            ============       ============

     (1) Auto lending business conducted by Drive Financial Services LP, of which FirstCity owns 31% and accounts for its investment using the equity method of accounting.